Exhibit 10.1

PLACEMENT AGENCY AGREEMENT

March 27, 2014

Aegis Capital Corp.

810 Seventh Ave, 11th Floor

New York, NY 10019

Re:	JB Therapeutics, Inc. and Corbus Pharmaceuticals Holdings, Inc.

Ladies and Gentlemen:

This Placement Agency Agreement ("Agreement") sets forth the terms upon which Aegis Capital Corp., a New York corporation, and a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA") (the “Placement Agent”), shall be engaged by JB Therapeutics, Inc., a Delaware corporation (“JBT”) and Corbus Pharmaceuticals Holdings, Inc., a Delaware corporation (“Issuer”), to act as exclusive Placement Agent in connection with the private placement (the “Offering”) of units (“Units”) of securities of Issuer, with each Unit consisting of (i) 250,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of Issuer (the “Shares”) and (ii) 250,000 warrants (the “Warrants”), with each Warrant entitling the holder to purchase one share of Common Stock for a five-year period at an exercise price of $1.00 per share. The Offering will consist of a minimum of 18 Units ($4,500,000) (the “Minimum Amount”) and a maximum of 36 Units ($9,000,000) (the “Maximum Amount”). In the event the Offering is oversubscribed, JBT and the Placement Agent may, in their mutual discretion, have Issuer sell up to 16 additional Units for an additional aggregate purchase price of $4,000,000 (the “Over-allotment”). Concurrently with the initial closing of the Offering, a wholly-owned subsidiary of Issuer will merge with and into JBT and, with the proceeds of the Offering, will continue the existing operations of JBT as a wholly owned subsidiary of Issuer by the name of Corbus Pharmaceuticals, Inc. (the “Merger”).

As part of or in conjunction with the Merger, Issuer will issue shares of its Common Stock and warrants to (i) JBT’s then-existing securityholders as the consideration in the Merger pursuant to the terms of the Merger Agreement dated the date hereof among JBT, Issuer and a subsidiary of Issuer (the “Merger Agreement”) and (ii) the investors in the Offering as further described in the Memorandum (as hereinafter defined). As used in this Agreement, unless the context otherwise requires, the term “Company” refers to Issuer and JBT on a combined basis after giving effect to the Offering and the Merger.

The purchase price for the Units will be $250,000 per Unit (the “Offering Price”), with a minimum investment of one Unit; provided, however, that subscriptions for lesser amounts may be accepted in JBT’s and Placement Agent’s joint discretion. The Placement Agent shall accept subscriptions only from persons or entities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”). The Units will be offered until the earlier of (i) the termination of the Offering as provided herein, (ii) the time that all Units offered in the Offering are sold or (iii) May __, 2014 [60 days from PPM] (“Initial Offering Period”), which date may be extended by the Placement Agent and JBT in their joint discretion until June __, 2014 [additional 30 days] (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”). The date on which the Offering expires or is terminated shall be referred to as the “Termination Date.”

With respect to the Offering, JBT and Issuer shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all of the Units being offered. Purchases of Units may be made by the Placement Agent and its officers, directors, employees and affiliates. All such purchases, together with purchases by officers, directors, employees and affiliates of JBT or Issuer, may be used to satisfy the Minimum Amount if the Minimum Amount has not been subscribed for on or before the end of the Offering Period. It is understood that no sale shall be regarded as effective unless and until accepted by the Issuer and JBT. The Issuer and JBT may, in their joint discretion, accept or reject, in whole or in part, any prospective investment in the Units. JBT and the Placement Agent shall mutually agree with respect to allotting any prospective subscriber less than the number of Units that such subscriber desires to purchase.

The Offering will be made by Issuer solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to Issuer, JBT, the Placement Agent and their respective counsel and contain such legends and other information as Issuer, JBT, the Placement Agent and their respective counsel, may, from time to time, deem necessary and desirable to be set forth therein. “Memorandum” as used in this Agreement means Issuer’s Confidential Private Placement Memorandum dated on or about March __, 2014, inclusive of all annexes, and all amendments, supplements and appendices thereto.

1.           Appointment of Placement Agent. On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent for JBT and Issuer during the Offering Period to assist JBT and Issuer in finding qualified subscribers for the Offering. The Placement Agent may sell Units through other broker-dealers who are FINRA members and may reallow all or a portion of the Agent Compensation (as defined in Section 3(b) below) it receives to such other broker-dealers. Placement Agent shall provide prompt notification to the Company to the extent such other broker-dealers are engaged. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder diligently and in good faith and in a professional and businesslike manner and to use its reasonable efforts to assist JBT and Issuer in (A) finding subscribers of Units who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, and (B) completing the Offering. The Placement Agent has no obligation to purchase any of the Units. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

2.           Representations, Warranties and Covenants of JBT. The representations, warranties and covenants of JBT (as used in this Section 2, “JBT” refers to JB Therapeutics, Inc. and its subsidiaries, if any) to the Placement Agent contained in this Section 2 are true and correct as of the date of this Agreement.

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(a)          The Memorandum has been prepared by JBT, in conformity with all applicable laws, and is in compliance in all material respects with Regulation D and Section 4(a)(2) of the Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies JBT that the Units are to be offered and sold excluding any foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(a)(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies JBT that the Units are being offered for sale. None of JBT, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506(b) of Regulation D or Section 4(a)(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it. None of JBT, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. Except for the sale of 103,642 shares of Series A preferred stock, JBT has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement and would cause the exemption from registration set forth in Rule 506(b) of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States.

(b)          The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to JBT by Issuer or the Placement Agent specifically for use in the preparation thereof. To the knowledge of JBT, none of the statements, documents, certificates or other items made, prepared or supplied by JBT with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which JBT has not disclosed in the Memorandum and of which JBT is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of JBT or (ii) the ability of JBT to perform its obligations under this Agreement. Notwithstanding anything to the contrary herein, JBT makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives or that are contained in the Memorandum, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

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(c)          JBT is duly organized and validly existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. JBT is not a participant in any joint venture, partnership or similar arrangement and does not directly or indirectly own any subsidiaries or otherwise own or hold capital stock or an equity or similar interest in any entity. JBT is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a JBT Material Adverse Effect. As used in this Agreement, “JBT Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of JBT, taken as a whole, or on the transactions contemplated hereby and the other JBT Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of JBT to perform its obligations under the JBT Transaction Documents (as defined below).

(d)          JBT has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement substantially in the form of Annex A to the Memorandum (the “Subscription Agreement”), the Registration Rights Agreement substantially in the form of Annex B to the Memorandum (the “Registration Rights Agreement”), and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that JBT is executing and delivering hereunder are collectively referred to herein as the “JBT Transaction Documents”). Prior to the initial closing of this Offering (the “First Closing”), each of the JBT Transaction Documents (other than this Agreement, which has already been authorized) will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other JBT Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of JBT, enforceable against JBT in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of JBT’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(e)          None of the execution and delivery of or performance by JBT under this Agreement or any of the other JBT Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of JBT under any agreement or other instrument to which JBT is a party or by which JBT or its assets may be bound, or any term of the certificate of incorporation or by-laws of JBT, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to JBT or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to JBT’s Certificate of Incorporation or By-laws) which would not reasonably be expected to have a JBT Material Adverse Effect.

(f)           JBT’s unaudited financial statements, together with the related notes, if any, included in the Memorandum, present fairly, in all material respects, the financial position of JBT as of the dates specified and the results of operations for the periods covered thereby. Such unaudited financial statements and related notes were prepared to conform with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated. Except as set forth in such financial statements or otherwise disclosed in the Memorandum, JBT has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of the Memorandum and prior to the date of the First Closing it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment. The other financial and statistical information with respect to JBT and any pro forma information and related notes included in the Memorandum present fairly in all material respects the information shown therein on a basis consistent with the financial statements of JBT included in the Memorandum. JBT does not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(g)          Except as disclosed in the Memorandum, since the date of JBT’ most recent financial statements contained in the Memorandum, there has been no JBT Material Adverse Effect. Except as disclosed in the Memorandum, since the date of JBT’s most recent financial statements contained in the memorandum, JBT has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $75,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $75,000. JBT has not taken any steps to seek protection pursuant to any bankruptcy law nor does JBT have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

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(h)          Except as disclosed in the Memorandum, JBT (i) has no outstanding Indebtedness (as defined below) in excess of $75,000, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, or (iii) is not in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services including (without limitation) “Capital Leases” (as defined under GAAP) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) except for obligations owed to service providers of JBT in connection with this Offering, all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above of at least $75,000; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(i)           The conduct of business by JBT as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States, or any other jurisdiction wherein JBT conducts or proposes to conduct such business, except as described in the Memorandum. JBT has obtained all material licenses, permits and other governmental authorizations necessary to conduct its business as presently conducted. JBT has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, would have an JBT Material Adverse Effect, and JBT knows of no facts or set of circumstances which could give rise to such a notice.

(j)          No default by JBT or, to the knowledge of JBT, any other party, exists in the due performance under any material agreement to which JBT is a party or to which any of its assets is subject (collectively, the “JBT Agreements”). The JBT Agreements disclosed in the Memorandum are the only material agreements to which JBT is bound or by which its assets are subject, are accurately described in the Memorandum and are in full force and effect in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

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(k)          JBT owns all right, title and interest in, or possesses enforceable rights to use, all patents, patent applications, trademarks, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes and formulations necessary for the conduct of its business as now conducted (collectively, the “Intangibles”). To the knowledge of JBT, JBT has not infringed upon the rights of others with respect to the Intangibles and, except as disclosed in the Memorandum, JBT has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any written notice of conflict with the asserted rights of others with respect to the Intangibles. To the knowledge of JBT, no others have infringed upon the rights of JBT with respect to the Intangibles. Except as set forth in the Memorandum, none of JBT’ Intangibles have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement.

(l)           JBT is not a party to any collective bargaining agreement nor does it employ any member of a union. No executive officer of JBT (as defined in Rule 501(f) of the Act) has notified JBT that such officer intends to leave JBT or otherwise terminate such officer's employment with JBT. No executive officer of JBT, to the knowledge of JBT, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject JBT to any liability with respect to any of the foregoing matters. JBT is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a JBT Material Adverse Effect.

(m)         Subsequent to the respective dates as of which information is given in the Memorandum, JBT has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) JBT Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of JBT; or (v) agreement to permit any of the foregoing.

(n)          Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of JBT, threatened, against JBT, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to JBT or such officer or director, could reasonably be expected to have an JBT Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement (as hereinafter defined) or the enforceability thereof.

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(o)          JBT is not: (i) in violation of its Certificate of Incorporation or By-laws; (ii) in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which JBT is a party or by which it is or may be bound or to which any of its assets may be subject, the default of which could reasonably be expected to have an JBT Material Adverse Effect; (iii) in violation of any statute, rule or regulation applicable to JBT, the violation of which would have an JBT Material Adverse Effect; or (iv) in violation of any judgment, decree or order of any court or governmental body having jurisdiction over JBT and specifically naming JBT, which violation or violations individually, or in the aggregate, could reasonably be expected to have an JBT Material Adverse Effect.

(p)          Except as disclosed in the Memorandum, as of the date of this Agreement, no current or former stockholder, director, officer or employee of JBT, nor, to the knowledge of JBT, any affiliate of any such person is presently, directly or indirectly through his affiliation with any other person or entity, a party to any loan from JBT or any other transaction (other than as an employee) with JBT providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person.

(q)          Except as disclosed in the Memorandum, JBT has filed, on a timely basis, each federal, state, local and foreign tax return, report and declarations that were required to be filed, or has requested an extension therefor and has paid all taxes and all related assessments, charges, penalties and interest to the extent that the same have become due. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of JBT know of no basis for any such claim. JBT has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. To JBT’ knowledge, none of JBT’ tax returns is presently being audited by any taxing authority. No liens have been filed and no claims are being asserted by or against JBT with respect to any taxes (other than liens for taxes not yet due and payable). JBT has not received notice of assessment or proposed assessment of any taxes claimed to be owed by it or any other Person on its behalf. JBT is not a party to any tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. JBT has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required.

(r)           Neither JBT, nor any director, officer, agent, employee or other Person acting on behalf of JBT has, in the course of its actions for, or on behalf of, JBT (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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(s)          JBT is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person, as more fully set forth in Section 8 hereof. JBT has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. Notwithstanding the foregoing, JBT has informed the Placement Agent that JBT is obligated, pursuant to an agreement dated June 18, 2013, to pay certain cash and warrant compensation to Sunrise Securities Corp. to the extent any persons/entities set forth on Exhibit A hereto participate in the Offering (the “Sunrise Obligation”); the foregoing obligation shall not affect the Issuer’s obligation to pay the Agent Compensation (as defined below) to the Placement Agent hereunder.

(t)           Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), JBT will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior consent, which consent will not unreasonably be withheld, delayed or conditioned.

(u)          No Disqualification Events. None of JBT, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of JBT participating in the Offering, any beneficial owner of 20% or more of JBT’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with JBT in any capacity at the time of sale of the securities in the Offering (each, a "JBT Covered Person" and, together, "JBT Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event”). JBT has exercised reasonable care to determine whether any JBT Covered Person is subject to a Disqualification Event. JBT has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(v)         Other Covered Persons. Except as set forth in Section 2(s), JBT is not aware of any person (other than a Placement Agent Covered Person (as defined below)) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any the Units.

(w)         Notice of Disqualification Events. JBT will promptly notify the Placement Agent in writing of (i) any Disqualification Event relating to any JBT Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any JBT Covered Person.

(x)          Incorporation by Reference. For the benefit of the Placement Agent, JBT hereby incorporates by reference all of the representations and warranties contained in Article III, and its covenants contained in Article V, of that certain Agreement and Plan of Merger and Reorganization to be entered into prior to the Closing by and among Issuer, JBT and JBT Merger Sub, Inc. (the “Merger Agreement”), in each case with the same force and effect as if specifically set forth herein.

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(y)          Disclosure. No representation or warranty contained in Section 2 of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

2A.         Representations, Warranties and Covenants of Issuer. The representations and warranties of Issuer (as used in this Section 2A, “Issuer” refers to Corbus Pharmaceuticals Holdings, Inc. and its subsidiaries) to the Placement Agent contained in this Section 2A are true and correct as of the date of this Agreement.

(a)          The Memorandum has been prepared in conformity with all applicable laws, and is in compliance in all material respects with Regulation D, the Act and the requirements of all other Regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies Issuer that the Units are to be offered and sold excluding any foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemptions provided by Regulation D and Section 4(a)(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies Issuer that the Units are being offered for sale. None of Issuer, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506(b) of Regulation D or Section 4(a)(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it. None of Issuer, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. Except for issuances of securities of Issuer to its founders, Issuer has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506(b) of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States.

(b)          Issuer is duly organized and validly existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Issuer is not a participant in any joint venture, partnership or similar arrangement and does not directly or indirectly own any subsidiaries or otherwise own or hold capital stock or an equity or similar interest in any entity. Issuer is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Issuer Material Adverse Effect. As used in this Agreement, “Issuer Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of Issuer, taken as a whole, or on the transactions contemplated hereby and the other Issuer Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Issuer to perform its obligations under the Issuer Transaction Documents (as defined below).

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(c)          As to Issuer only, the Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to Issuer by JBT or the Placement Agent specifically for use in the preparation thereof. To the knowledge of Issuer, none of the statements, documents, certificates or other items made, prepared or supplied by Issuer with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which Issuer has not disclosed in the Memorandum and of which Issuer is aware that materially adversely affects or that could reasonably be expected to have a Issuer Material Adverse Effect. Notwithstanding anything to the contrary herein, Issuer makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives by Issuer, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

(d)          Issuer has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement, the Registration Rights Agreement, and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that Issuer is executing and delivering hereunder are collectively referred to herein as the “Issuer Transaction Documents”) and subject to necessary Board and stockholder approvals, to issue, sell and deliver the Units, the shares of Common Stock underlying the Units, and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), the Agent Warrants (as defined in Section 3(b)) and the Agent Warrant Shares (as defined in Section 3(b)). Prior to the First Closing, each of the Issuer Transaction Documents will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Issuer Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of Issuer’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(e)          None of the execution and delivery of, or performance by Issuer under this Agreement or any of the other Issuer Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of Issuer under any agreement or other instrument to which Issuer is a party or by which Issuer or its assets may be bound, or any term of the certificate of incorporation or by-laws of Issuer, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to Issuer or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to Issuer’s certificate of incorporation or by-laws) which would not, or could not reasonably be expected to, have a Issuer Material Adverse Effect.

(f)          As of the date of the First Closing, Issuer will have the authorized and outstanding capital stock as set forth under the heading “Capitalization” in the Memorandum. All outstanding shares of capital stock of Issuer are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as described in the Memorandum, as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring Issuer or others to purchase or acquire any shares of capital stock or other equity securities of Issuer or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of Issuer are reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of Issuer, including, without limitation, any preemptive rights, rights of first refusal, proxies or similar rights, and (v) no person holds a right to require Issuer to register any securities of Issuer under the Act or to participate in any such registration. As of the date of the First Closing, the issued and outstanding shares of capital stock of Issuer will conform in all material respects to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by Issuer of its securities have been, at the times of their issuance, exempt from registration under the Act and any applicable state securities laws.

(g)          Immediately prior to the First Closing, the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants and the Agent Warrant Shares will have been duly authorized and, when issued and delivered against payment therefor as provided in the Issuer Transaction Documents, will be validly issued, fully paid and nonassessable. No holder of any of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares will be subject to personal liability solely by reason of being such a holder, and except as described in the Memorandum, none of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares are subject to preemptive or similar rights of any stockholder or security holder of Issuer or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of Issuer. Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the exercise of the Warrants and the Agent Warrants.

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(h)          No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Issuer Transaction Documents, except for required filings with the SEC and the applicable state securities commissions relating specifically to the Offering (all of which filings will be duly made by, or on behalf of, Issuer), other than those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

(i)           Subsequent to the respective dates as of which information is given in the Memorandum, Issuer has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) Issuer Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of Issuer; or (v) agreement to permit any of the foregoing.

(j)           Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Issuer, threatened, against Issuer, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to Issuer or such officer or director, could not reasonably be expected to have a Issuer Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the enforceability thereof.

(k)          Issuer is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person, as more fully set forth in Section 8 hereof. Issuer has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of Issuer’s securities to which the Placement Agent’s rights, described herein, shall apply. Notwithstanding the foregoing, Placement Agent has been advised about the Sunrise Obligation; the foregoing obligation shall not affect the Issuer’s obligation to pay the Agent Compensation to the Placement Agent hereunder.

(l)           Neither the sale of the Units by Issuer nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, Issuer is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. Issuer and its subsidiaries, if any, are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

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(m)         Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), Issuer will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior consent, which consent will not unreasonably be withheld, delayed or conditioned.

(n)          Issuer is in the process of establishing internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)          Issuer is in the process of establishing “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”)), which (i) are designed to ensure that material information relating to Issuer is made known to Issuer’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) such disclosure controls and procedures are effective to perform the functions for which they were established. Issuer is not aware of any fraud, whether or not material, that involves management or other employees who have a role in Issuer’s internal controls.

(p)          No Disqualification Events. None of Issuer, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Issuer participating in the Offering, any beneficial owner of 20% or more of Issuer’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with Issuer in any capacity at the time of sale of the securities in this Offering (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event”). Issuer has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. Issuer has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(q)          Other Covered Persons. Except as set forth in Section 2(s), Issuer is not aware of any person (other than any Placement Agent Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any the Units.

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(r)           Notice of Disqualification Events. Issuer will promptly notify the Placement Agent in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(s)          Incorporation by Reference. For the benefit of the Placement Agent, Issuer hereby incorporates by reference all of the representations and warranties contained in Article IV, and its covenants contained in Article V, of the Merger Agreement, in each case with the same force and effect as if specifically set forth herein.

(t)          Disclosure. No representation or warranty contained in Section 2A of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

2B.         Representations, Warranties and Covenants of Placement Agent. The Placement Agent hereby represents and warrants to JBT and Issuer that the following representations and warranties are true and correct as of the date of this Agreement:

(a)          The Placement Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b)          This Agreement has been duly authorized, executed and delivered by the Placement Agent, and upon due execution and delivery by JBT and Issuer, this Agreement will be a valid and binding agreement of the Placement Agent enforceable against it in accordance with its terms, except as may be limited by principles of public policy and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor’s rights from time to time in effect and subject to general equity principles.

(c)          The Placement Agent is a member of FINRA and is registered as a broker-dealer under the Exchange Act, and under the securities acts of each state into which it is making offers or sales of the Units. None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing (other than Issuer, JBT, its or their affiliates or any person acting on its or their behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D or Section 4(a)(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it.

(d)  No Disqualification Events. The Placement Agent represents that neither it, nor to its knowledge any of its directors, executive officers, general partners, managing members or other officers participating in the Offering (each, a "Placement Agent Covered Person" and, together, "Placement Agent Covered Persons"), is subject to any Disqualification Event, except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the Securities Act and (ii) a description of which has been furnished in writing to JBT and Issuer prior to the date hereof.

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(e)  Other Covered Persons. The Placement Agent represents that it is not aware of any person (other than any Placement Agent Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Units. Placement Agent will promptly notify JBT and Issuer of any agreement entered into between such Placement Agent and such person in connection with such sale.

(f)  Notice of Disqualification Events. The Placement Agent will notify JBT and Issuer promptly in writing of (i) any Disqualification Event relating to any Placement Agent Covered Person not previously disclosed to the Company in accordance with Section 2B(d), No Disqualification Events and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Placement Agent Covered Person.

(g)          Disclosure.    As to Placement Agent only, the Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to Placement Agent by JBT or Issuer specifically for use in the preparation thereof.

(h)          Litigation.  There are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Placement Agent, threatened, against Placement Agent or involving its assets or to the knowledge of Placement Agent, any of its officers or directors (in their capacity as such) which, if determined adversely to Placement Agent or such officer or director, could reasonably be expected to adversely affect Placement Agent’s ability to perform its obligations hereunder.

3.           Placement Agent Compensation.

(a)          In connection with the Offering, the Issuer will pay at each Closing a cash fee (the “Agent Cash Fee”) to the Placement Agent equal to 10% of the gross proceeds from the sale of the Units consummated at such Closing.

(b)          As additional compensation at each Closing the Issuer will issue to the Placement Agent (or its designee(s)) for nominal consideration, warrants (the “Agent Warrants;” the Agent Cash Fee and Agent Warrants are sometimes referred to herein collectively as “Agent Compensation”) to purchase shares of Common Stock (the shares of Common Stock issuable upon exercise of the Agent Warrants are hereinafter referred to as the “Agent Warrant Shares” and the Agent Warrants and the Agent Warrant Shares are collectively referred to as the “Agent Securities”). The Agent Warrants shall be exercisable for that number of shares of Common Stock equaling 10% of the number of shares of Common Stock (i) included in the Units at an exercise price of $1.00 per share and (ii) issuable upon exercise of the Warrants at an exercise price of $1.00 per share (the “Agent Warrants”). The Agent’s Warrants shall be exercisable until the date that is five (5) years after the First Closing, shall contain immediate cashless exercise provisions and shall not be callable by the Company.

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(c)          At each Closing, the Issuer will pay the Placement Agent a non-accountable expense allowance equal to 3% of the gross proceeds from the sale of the Units consummated at such Closing (the “Agent Expense Allowance”). The Placement Agent will not bear any of Issuer’s or JBT’s respective legal, accounting, printing or other expenses in connection with any transaction contemplated hereby. The Placement Agent will pay for its own expenses, including its legal fees and expenses, from the Agent Expense Allowance. The Agent Expense Allowance will be reduced by the $25,000 paid by JBT to the Placement Agent upon the execution and delivery of the term sheet.

(d)          The Company shall also pay and issue to the Placement Agent the Agent Compensation calculated according to the percentages set forth in Sections 3(a) and (b) of this Agreement, if any person or entity contacted by the Placement Agent and provided with a Memorandum during the Offering Period (other than existing shareholders of JBT) and with whom the Placement Agent has discussions regarding a potential investment in the Offering, invests in the Company (other than through open market purchases or securities purchased in any underwritten public offering) and irrespective of whether such potential investor purchased Units in the Offering (the “Tail Investors”) at any time prior to the earlier of the date that is eighteen (18) months after the Termination Date or the Final Closing, whichever is applicable. The names of Tail Investors shall be provided in writing by the Placement Agent to the Issuer within 10 days following the Final Closing (the “Tail Investor List”); provided, that such Tail Investor List shall include persons or entities that actually received a copy of the Memorandum. The Company acknowledges and agrees that the Tail Investor List is proprietary to the Placement Agent, shall be maintained in strict confidence by the Company and those persons/entities on such list shall not be contacted by the Company without the Placement Agent’s prior written consent; provided, however, that such restrictions shall not apply to ordinary course stockholder communications by the Company to its stockholders, including those Tail Investors that are stockholders of the Company. In the event the Placement Agent exercises its ROFR pursuant to Section 3(g), the provisions of this Section 3(d) will not be operative with respect to such offering.

(e)          At the First Closing, the Company and the Placement Agent shall enter into a non-exclusive Finder’s Fee Agreement (the “Finder’s Agreement”), which will provide that, during the two (2) year period following the later of the Termination Date or the First Closing, if the Company or any of its affiliates shall enter into any of the transactions enumerated in the Finder’s Agreement (such transactions to include business combinations with the Company) solely with any party introduced to the Company by the Placement Agent (but not with respect to any party with which the Company (i) has previously been introduced to by a party other than Placement Agent or (ii) has already commenced discussions with), then the Company shall pay or cause to be paid to the Placement Agent a cash finder’s fee (the “Finder’s Fee”) payable in cash at the closing of such transaction, equal to 5% of the first $1 million of consideration paid by or to the Company, plus 4% of the next $1 million of consideration paid by or to the Company, plus 3% of the next $5 million of the consideration paid by or to the Company, plus 2.5% of any consideration paid by or to the Company in excess of $7 million; provided, however, that the Placement Agent will not be entitled to a finder's fee entered into with any party with whom the Company had a pre-existing relationship prior to the date of the specific introduction. An initial list of parties will be agreed to between the Company and the Placement Agent prior to the execution of the Finder’s Agreement, which list will be updated from time to time for any new introductions that are made following the Closing and such list shall be deemed parties introduced to the Company by the Placement Agent.

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(f)           In the event the Issuer elects to redeem the Warrants pursuant to the provisions thereto, the Placement Agent will be engaged as exclusive warrant solicitation agent at least 20 calendar days prior to the time notice of redemption is delivered to holders of Warrants. The engagement letter will provide for the payment to the Placement Agent of, inter alia, a cash fee of 5% of the net cash proceeds from the exercise of each Warrant exercised by a Warrant holder that has been solicited by the Placement Agent following a redemption notice.

(g)          Effective as of the First Closing, the Company hereby grants to the Placement Agent, for a period of twelve (12) months following the Final Closing (the “ROFR Term”), the irrevocable preferential right of first refusal to act as lead placement agent or underwriter for any proposed private placement or public offering of the Company’s securities (equity or debt, but excluding any institutional bank debt and any securities sold directly to investors). In that regard, it is understood that if the Company determines to pursue a financing during the ROFR Term in which a third party placement agent or underwriter will be engaged, the Company shall promptly provide the Placement Agent with a written notice of such intention and statement of terms (the “Notice”). If, within seven (7) business days of the receipt of the Notice, the Placement Agent does not accept in writing such offer to act as lead placement agent or underwriter with respect to such offering upon the terms proposed, then the Company shall be entitled to engage a placement agent or underwriter other than the Placement Agent; provided that the terms of the compensation to be paid to such other placement agent or underwriter are not materially less favorable to the Company than the terms included in the Notice. The Placement Agent’s failure to exercise these preferential rights in any situation shall not affect its preferential rights to any subsequent offering during the ROFR Term. Each of JBT and the Issuer represent and warrant that no other person has any right to participate in any offer, sale or distribution of JBT’s or the Issuer’s securities to which the Placement Agent’s preferential rights shall apply.

(h)          For a period of two (2) years from the First Closing, the Issuer hereby grants the Placement Agent the right to appoint one (1) member of the Issuer’s board of directors (the “Aegis Director”). The initial Aegis Director shall be David Hochman, who shall be appointed to the Board of Directors at the First Closing, with any successor Aegis Director chosen by the Placement Agent to be subject to the reasonable approval of the Issuer. The Aegis Director shall be entitled to the same indemnification and director compensation (if any) as any other director of the Issuer and shall be subject to removal on the same terms as any other director of the Issuer.

(i)           The provisions of Sections 3(d), 3(g) and 3(h) of this Agreement shall terminate immediately upon the termination of Adam Stern’s or Ramnarain Jaigobind’s employment with the Placement Agent or the Placement Agent ceases to do business as Aegis Capital Corp.

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4.           Subscription and Closing Procedures.

(a)          JBT and Issuer shall cause to be delivered to the Placement Agent copies of the Memorandum and have each consented, and hereby consent, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby each authorize the Placement Agent and its agents and employees to use the Memorandum in connection with the sale of the Units until the earlier of (i) the Termination Date or (ii) the Final Closing, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(b)          JBT and Issuer shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of JBT and Issuer and their respective affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent.

(c)          Each prospective purchaser will be required to complete and execute an original omnibus signature page, for each of the Subscription Agreement and the Registration Rights Agreement (the “Subscription Documents”), which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof, together with the subscriber’s wire transfer in the full amount of the purchase price for the number of Units desired to be purchased, subject to the Placement Agent’s right to accept a check in lieu of a wire transfer.

(d)          All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent and deposited into a non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank (the “Escrow Agent”). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among Issuer, JBT, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Subject to the receipt of subscriptions for the Minimum Amount, the Company will either accept or reject, for any or no reason, the Subscription Documents in a timely fashion and at each Closing Issuer and JBT will countersign the Subscription Documents and provide duplicate copies of such documents to the Placement Agent for distribution to the subscribers. The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

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(e)          If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to Units sold (the “First Closing”). Thereafter remaining Units will continue to be offered and sold until the Termination Date and additional closings (each a “Closing”) may from time to time be conducted at times mutually agreed to between the Placement Agent and the Company with respect to additional Units sold, with the final closing (“Final Closing”) to occur within 10 days after the earlier of the Termination Date and the date on which the all Units has been fully subscribed for. Delivery of payment for the accepted subscriptions for Units from funds held in the Escrow Account will be made at each Closing against delivery of the Shares and Warrants by the Company. Executed certificates for the Common Stock, Warrants and the Placement Agent Warrants will be in such authorized denominations and, with respect to investors located by the Placement Agent, will be registered in such names as the Placement Agent may request and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at each Closing or within ten (10) business days following a Closing.

(f)          If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.           Further Covenants. JBT and Issuer hereby covenant and agree that:

(a)          Except upon prior written notice to the Placement Agent, neither JBT nor Issuer shall, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except to the extent any representation or warranty relates to an earlier date).

(b)          If, at any time prior to the Final Closing, any event shall occur that causes (i) a JBT Material Adverse Effect or (ii) a Issuer Material Adverse Effect, either of which as a result it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, either JBT or Issuer, as applicable, will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. Neither JBT nor Issuer will at any time before the Final Closing prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws. As soon as JBT or Issuer is advised thereof, JBT or Issuer, as applicable, will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and JBT and Issuer, as applicable, will use their reasonable best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

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(c)          JBT and Issuer shall comply with the Act, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Placement Agent's Blue Sky counsel has advised the Placement Agent, JBT and/or Issuer that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file or cause to be filed with the SEC, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all reports on Form D as are required.

(d)          Issuer shall use best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by JBT, Issuer and the Placement Agent, and Issuer will make or cause to be made such applications and furnish information as may be required for such purposes, provided that Issuer will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process. Issuer will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)          The Issuer shall place a legend on the certificates representing the Shares, Warrants and the Agent Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)          The Company shall apply the net proceeds from the sale of the Units for the purposes substantially as described under the “Use of Proceeds” section of the Memorandum. Except as set forth in the Memorandum, the Company shall not use any of the net proceeds of the Offering to repay indebtedness to officers (other than accrued salaries incurred in the ordinary course of business), directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g)          During the Offering Period, JBT or Issuer, as applicable, shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of JBT or Issuer concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent JBT or Issuer possesses such information or can acquire it without unreasonable expense.

(h)          Except with the prior written consent of the Placement Agent, JBT and Issuer shall not, at any time prior to the earlier of the Final Closing or the Termination Date, except as contemplated by the Memorandum (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Memorandum, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities, (iii) incur, outside the ordinary course of business, any material indebtedness, (iv) dispose of any material assets, (v) make any acquisition or (vi) change its business or operations.

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(i)           The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Warrants and the Agent Warrants and will also pay the Company's own expenses for accounting fees, legal fees and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. All Blue Sky filings related to this Offering shall be prepared by JBT’s counsel at the Company’s expense, with copies of all filings to be promptly forwarded to the Placement Agent. Further, as promptly as practicable after the Final Closing, the Company shall prepare, at its own expense, velobound "closing binders" relating to the Offering and will distribute one such binder to each of the Placement Agent and its counsel.

(j)          Until the earlier of the Termination Date or the Final Closing, neither JBT nor Issuer nor any person or entity acting on such persons’ behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of such entity’s debt or equity securities. Neither JBT nor Issuer nor anyone acting on such persons’ behalf will, until the earlier of the Termination Date or the Final Closing, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Shares from, or otherwise approach or negotiate in respect thereof with, any other person.

6.           Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)          Each of the representations and warranties made by JBT and Issuer qualified as to materiality shall be true and correct at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by JBT and Issuer not qualified as to materiality shall be true and correct in all material respects at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b)          JBT and Issuer shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it at or before the Closing.

(c)          The Memorandum did not, and as of the date of any amendment or supplement thereto will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of JBT’ and Issuer’s knowledge, be contemplated or threatened.

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(e)          (e)          The Placement Agent shall have received a certificate of the Chief Executive Officer of each of JBT and Issuer, dated as of the Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f)           JBT and Issuer shall have delivered to the Placement Agent: (i) a certified charter document and good standing certificate, each dated as of a date within 10 days prior to the Closing Date from the secretary of state of its jurisdiction of incorporation; and (ii) resolutions of JBT's and Issuer's Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement, the Merger Agreement and the Memorandum, certified by the Chief Executive Officer of JBT and Issuer, and (iii) resolutions of JBT's, Issuer’s and Corbus Pharmaceuticals Acquisition, Inc.’s Board of Directors and shareholders approving the Merger Agreement and the transactions and agreements contemplated by the Merger Agreement.

(g)          At each Closing, the Company shall pay and/or issue to the Placement Agent the Agent Compensation and Agent Expense Allowance earned in such Closing.

(h)          At the First Closing, (i) JBT shall deliver to the Placement Agent a signed opinion of Lowenstein Sandler LLP, counsel to JBT, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit B-1 and (ii) Issuer shall deliver to the Placement Agent a signed opinion Meister Seelig & Fein LLP, counsel to Issuer, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit B-2. At all subsequent Closings, Issuer and JBT shall deliver to the Placement Agent a signed opinion of Lowenstein Sandler LLP, counsel to Issuer and JBT following the First Closing, dated as of the Closing Date, substantially in the forms annexed hereto as Exhibit B-1 and B-2.

(i)           All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Shares, the Warrants and the Agent Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(j)           The Merger per the terms of the Merger Agreement shall have been consummated.

(k)          Lock-up agreements with all of JBT’s existing officers and directors and with all of JBT’s and Issuer’s stockholders who own in the aggregate 5% of the fully-diluted ownership of JBT and/or Issuer prior to the First Closing, in form and substance reasonably acceptable to the Placement Agent and consistent with the terms set forth in the Memorandum, shall have been executed and delivered to the Placement Agent1.

1 The Company would like to provide Summer’s a carve-out with respect to 100,000 shares that he will receive in the Merger.

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7.           Conditions of Issuer’s and JBT’s Obligations. The obligations of Issuer and JBT hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional condition that each of the representations and warranties made by Placement Agent herein are true and correct as of each Closing Date.

8.           Indemnification.

(a)          Issuer and JBT severally if the Merger does not occur, and jointly and severally following the consummation of the Merger, will: (i) indemnify and hold harmless the Placement Agent, its agents and their respective officers, directors, employees, selected dealers and each person, if any, who controls the Placement Agent within the meaning of the Section 15 of the Act or Section 20(a) of the Exchange Act and such selected dealers (each an “Indemnitee” or a "Placement Agent Party") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject (x) under the Act or otherwise, in connection with the offer and sale of the Units and (y) as a result of the breach of any representation, warranty or covenant made by either JBT or Issuer herein, regardless of whether such losses, claims, damages, liabilities or expenses shall result from any claim by any Indemnitee or by any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that Issuer and JBT will not be liable in any such case to the extent that any such claim, damage or liability is finally judicially determined to have resulted primarily from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made solely in reliance upon and in conformity with written information furnished to Issuer and/or JBT by the Placement Agent specifically for use in the Memorandum, (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by JBT, Issuer, or any of their respective affiliates or (C) the Placement Agent’s bad faith or gross negligence. In addition to the foregoing agreement to indemnify and reimburse, Issuer and JBT jointly and severally will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering, other than fees due to the Placement Agent. The foregoing indemnity agreements will be in addition to any liability Issuer and JBT may otherwise have.

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(b)          The Placement Agent will indemnify and hold harmless Issuer and JBT, their respective officers, directors, and each person, if any, who controls such entity Section 15 of the Act or Section 20(a) of the Exchange Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which Issuer or JBT or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of Issuer, JBT or any such person who controls Issuer or JBT within the meaning of the Act or by any third party, but only to the extent that such losses, claims, damages or liabilities results from (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum made in reliance upon and in conformity with information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case, if made or omitted in reliance upon and in conformity with written information furnished to Issuer or JBT by the Placement Agent, specifically for use in the preparation thereof or (ii) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by JBT, Issuer, or any of their respective affiliates. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements are in addition to any liability which the Placement Agent may otherwise have. Notwithstanding the foregoing, in no event (except in the event of gross negligence or willful misconduct by the Placement Agent to the extent and only to the extent if found in a final judgment by a court of competent jurisdiction) shall the Placement Agent’s indemnification obligation hereunder exceed the amount of the Agent’s Cash Fee actually received by it.

(c)          Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it that are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld, delayed or conditioned in light of all factors of importance to such party, and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

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9.           Contribution. To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Agent Cash Fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9. Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

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10.         Termination.

(a)          The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of JBT contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when actually made; (ii) JBT shall have failed to perform any of its material obligations hereunder or under any other JBT Transaction Document, Issuer Transaction Document or any other transaction document; (iii) there shall occur any event, within the control of JBT that could materially adversely affect the transactions contemplated hereunder or the ability of JBT to perform hereunder; or (iv) the Placement Agent determines that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination by the Placement Agent pursuant to clauses (i), (ii) or (iii) of this Section 10(a), the Placement Agent shall be entitled to receive from JBT, within five (5) business days of the Termination Date, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of $100,000, which amount shall be offset by the $25,000 JBT advanced to legal counsel for the Placement Agent (collectively, the “Termination Amount”) and the provisions of Section 3(d) shall survive in full force and effect. In the event of a termination by the Placement Agent under Section 10(a)(iv), the Placement Agent shall not be entitled to any further compensation pursuant to these termination provisions, except that the provisions of Section 3(d) shall survive in full force and effect.

(b)          This Offering may be terminated by JBT at any time prior to the expiration of the Offering Period (i) in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) on account of the Placement Agent’s fraud, illegal or willful misconduct or gross negligence. In the event of any such termination pursuant to this Section 10(b), the Placement Agent shall not be entitled to any further compensation pursuant to these termination provisions and Sections 3(e) – (h) shall also terminate.

(c)          In the event JBT unilaterally decides for any reason (other than pursuant to Section 10(b) above or Section 10(d) below) to terminate the Offering at any time prior to the First Closing (the “Unilateral Termination”), the Placement Agent shall be entitled to receive from JBT $100,000 plus the Placement Agent’s out-of-pocket legal expenses not to exceed $50,000 in connection with the Offering (the “Unilateral Termination Amount”). In addition, if within twelve (12) months after the Unilateral Termination, JBT conducts a public or private offering of its securities or enters into a letter of intent with respect to the foregoing, then upon the closing of any such transaction, the terminating party shall pay the Placement Agent in cash, within five (5) business days of the closing of any such transaction an amount equal to 2% of the gross proceeds from such private or public offering (the “Additional Unilateral Termination Amount”), provided that such percentage shall be the applicable percentages set forth in section 3(d) hereto with respect to any gross proceeds from Tail Investors.

(d)          This Offering may be terminated upon mutual agreement of Issuer, JBT and the Placement Agent at any time prior to the expiration of the Offering Period. In addition, upon the expiration of the Offering Period, the Offering shall terminate without any further action of the parties hereto. If the Offering is terminated pursuant to this Section 10(d), then in cases in which no Closing had been theretofore consummated, each party shall pay its own respective expenses.

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(e)          Before any termination by the Placement Agent under Section 10(a) or by JBT under Section 10(b) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering, which shall set forth the specific grounds for the proposed termination (the “Termination Notice”). If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(f)           In the event that a majority of the JBT capital stock or assets is sold, or JBT is merged with or merges with or into another entity or otherwise combined with or acquired, or enters into a letter of intent or memorandum of understanding with respect to any of the foregoing, within one year following a Unilateral Termination, then upon the closing of any such transaction, JBT or its successor shall pay the Placement Agent in cash, within five (5) business days of the closing of any such transaction, an amount equal to 2% of the total consideration received or receivable by JBT or any of its officers, directors or stockholders in connection with such transaction (the “Transaction Fee”). Notwithstanding the foregoing, however, if an event or transaction shall occur that would entitle the Placement Agent to receive both the Unilateral Termination Amount and the Transaction Fee, then the Placement Agent may elect which of the two such fees, but may elect only one of such fees, it shall collect from JBT or its successor. In the event that the Placement Agent has elected to receive the Unilateral Termination Amount in accordance with this Section 10, and subsequently an event or transaction occurs that would have entitled the Placement Agent to receive a Transaction Fee in excess of such Unilateral Termination Amount, then the Placement Agent may require JBT to pay it the difference between the Unilateral Termination Amount already paid and the amount of the Transaction Fee to which it otherwise would have been entitled to receive from JBT.

(g)          Upon any termination pursuant to this Section 10, the Placement Agent and the Company will instruct Escrow Agent to cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty or deduction.

11.         Survival.

(a)          The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder. In addition, the provisions of Sections 3(d), and 8 through 16 shall survive the sale of the Units or any termination of the Offering hereunder.

(b)          The respective indemnities, covenants, representations, warranties and other statements of Issuer, JBT and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, Issuer, JBT or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units or any termination of the Offering hereunder for a period of four years from the earlier to occur of the Final Closing or the termination of the Offering.

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12.         Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered personally, or the date mailed if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address which shall be effective upon receipt) or sent by facsimile transmission, with confirmation received, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Aegis Capital Corp., 810 Seventh Ave, 11th Floor, New York, New York 10019, Attention: Adam K. Stern, telefax number (646) 390-9122, with a copy (which shall not constitute notice) to: Littman Krooks LLP, 655 Third Avenue, 20th floor New York, NY 10017 Attention: Steven D. Uslaner, Esq., telefax number (212) 490-2990, if sent to JBT or the Company, will be mailed, delivered or telefaxed and confirmed to JB Therapeutics, Inc., One Kendall Square, Bldg 200, Cambridge, MA 02139, Attn: Yuval Cohen, CEO, with a copy (which shall not constitute notice) to: Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020, Attn: Steven M. Skolnick, Esq., telefax number (973) 597 2477, and if sent to Issuer, will be mailed, delivered or telefaxed and confirmed to Corbus Pharmaceuticals Holdings, Inc., 142 West 57th St. Suite 4A, New York, NY 10019, Attn: David Hochman, President, with a copy (which shall not constitute notice) to: Meister Selig & Fein LLP, Two Grand Central Tower, 140 East 45th Street, 19th Floor, New York, NY 10017, Attn: Kenneth S. Goodwin, Esq., provided, however, that from and after the First Closing, notices to Issuer shall be sent in the same manner, and to the same address, as notices to JBT, with a copy (which shall not constitute notice) to: Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020, Attn: Steven M. Skolnick, Esq., telefax number (973) 597 2477.

13.         Governing Law, Jurisdiction. This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, affect and in all other respects by the internal laws of the State of New York. THE PARTIES AGREE THAT ANY DISPUTE, CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE TERMINATION OR VALIDITY HEREOF, ANY ALLEGED BREACH OF THIS AGREEMENT OR THE ENGAGEMENT CONTEMPLATED HEREBY (ANY OF THE FOREGOING, A “CLAIM”) SHALL BE SUBMITTED TO THE JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC (“JAMS”), OR ITS SUCCESSOR, IN NEW YORK, FOR FINAL AND BINDING ARBITRATION IN FRONT OF A PANEL OF THREE ARBITRATORS WITH JAMS IN NEW YORK, NEW YORK UNDER THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES (WITH EACH OF THE SELLING AGENT AND THE COMPANY CHOOSING ONE ARBITRATOR, AND THE CHOSEN ARBITRATORS CHOOSING THE THIRD ARBITRATOR).  THE ARBITRATORS SHALL, IN THEIR AWARD, ALLOCATE ALL OF THE COSTS OF THE ARBITRATION, INCLUDING THE FEES OF THE ARBITRATORS AND THE REASONABLE ATTORNEYS’ FEES OF THE PREVAILING PARTY, AGAINST THE PARTY WHO DID NOT PREVAIL.  THE AWARD IN THE ARBITRATION SHALL BE FINAL AND BINDING.  THE ARBITRATION SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT, 9 U.S.C. SEC. 1-16, AND THE JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATORS MAY BE ENTERED BY ANY COURT HAVING JURISDICTION THEREOF.  THE COMPANY AND THE PLACEMENT AGENT AGREE AND CONSENT TO PERSONAL JURISDICTION, SERVICE OF PROCESS AND VENUE IN ANY FEDERAL OR STATE COURT WITHIN THE STATE AND COUNTY OF NEW YORK IN CONNECTION WITH ANY ACTION BROUGHT TO ENFORCE AN AWARD IN ARBITRATION.

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14.         Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. Neither party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other party.

15.         Entire Agreement; Severability. This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

16.         Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

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If the foregoing is in accordance with your understanding of the agreement among Issuer, JBT and the Placement Agent, kindly sign and return this Agreement, whereupon it will become a binding agreement among Issuer, JBT and the Placement Agent in accordance with its terms.

JB THERAPEUTICS, INC.

By:
Name: Yuval Cohen
Title: Chief Executive Officer

CORBUS PHARMACEUTICALS HOLDINGS, INC.

By:
Name: David Hochman
Title: President

Accepted and agreed to this

__ day of March, 2014:

AEGIS CAPITAL CORP.

By:
Name:
Title:

Exhibit A

Sunrise Obligation Investors

[attached]

Exhibit B-1

Form of Opinion-JBT Counsel

2.1           JB Therapeutics, Inc. (the term "Company" when used herein, refers to JB Therapeutics, Inc.) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2           The authorized capital stock of the Company on the date hereof consists of [INSERT CAPITALIZATION] (i) ________ shares of Common Stock, $0.0001 par value per share, and (ii) ___________ shares of Preferred Stock, $0.0001 par value per share, all of which have been designated as Series A Preferred Stock.

2.3           The execution and delivery by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and duly executed and delivered by the Company. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.4           The execution and delivery by the Company of the Transaction Documents2 to which it is a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company or (ii) violate the provisions of the Company's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in the case of clauses (i), (iii) and (iv) where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

2 Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement, Warrant, Placement Agent Warrant; Registration Rights Agreement and Subscription Agreements.

2.5           To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body that would materially adversely affect the Company’s ability to consummate the transactions contemplated by the Transaction Documents.

2.6           Assuming that the Shares and Warrants were sold only to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended ("1933 Act")) and the Placement Agent complied in all material respects with Regulation D and the terms and conditions of the Offering set forth in the Placement Agency Agreement and the Memorandum, such sales were made in conformity in all material respects with the requirements of Section 4(a)(2) of the 1933 Act and Regulation D, and with the requirements of all other United States federal regulations applicable to the Company currently in effect relating to private offerings of securities of the type made in the Offering.

2.7           Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.

Exhibit B-2

Form of Opinion-Issuer Counsel

2.1           Based solely upon the Certificate of Good Standing, the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

2.2           The authorized capital stock of the Company on the date hereof consists of 150,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. All outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable

2.3           The shares of Common Stock issued in connection with the Merger and in connection with the Offering (the “Shares”), the Merger Warrants, the Investor Warrants, the Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Merger Warrants, the Investor Warrants and the Placement Agent Warrants have been duly authorized for issuance by all necessary corporate action on the part of the Company. The Shares and the shares of Common Stock issuable upon exercise of the Merger Warrants, Investor Warrants and the Placement Agent Warrants when issued, sold and delivered against payment therefore in accordance with the provisions of the Memorandum, the Subscription Agreements, the Warrants or the Placement Agent Warrants, as applicable, will be duly and validly issued, fully paid and non-assessable. The issuance of the Shares, the Investor Warrants, the Merger Warrants and the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants are not subject to any statutory or, to our knowledge, contractual or other preemptive rights under any agreement. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of the Investor Warrants, the Merger Warrants and the Placement Agent Warrants.

2.4           The execution and delivery by the Company of the Transaction Documents to which they are a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, and duly executed and delivered by the Company, as applicable. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.5           The execution and delivery by the Company of the Transaction Documents3 to which they are a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company, (ii) violate the provisions of the Company's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in the case of clauses (i), (iii) or (iv) where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

3 Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement, Merger Warrant, Investor Warrant, Placement Agent Warrant; Registration Rights Agreement and Subscription Agreements.

2.6           To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body that would materially adversely affect the Company’s ability to consummate the transactions contemplated by the Transaction Documents.

2.7           Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, the Investor Warrants, the Merger Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.